September 30, 2014 Equity Investor Presentation

2 Forward-Looking Statements Forward-Looking Statements In addition to historical information, this presentation includes forward-looking statements that reflect management’s current expectations for Farmer Mac’s future financial results, business prospects, and business developments. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Management’s expectations for Farmer Mac’s future necessarily involve a number of assumptions and estimates and the evaluation of risks and uncertainties. Various factors or events could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward-looking statements. Some of these factors are identified and discussed in Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2013 (filed with the SEC on March 13, 2014), Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (filed with the SEC on May 12, 2014), Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 (filed with the SEC on August 11, 2014), and Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (filed with the SEC on November 10, 2014), which are also available on Farmer Mac’s website (www.farmermac.com). In light of these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of September 30, 2014. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements to reflect any future events or circumstances, except as otherwise mandated by the SEC. No Offer or Solicitation of Securities This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2014 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac.

3 Non-GAAP Financial Measures This presentation is for general informational purposes only, is current only as of September 30, 2014, and should be read in conjunction with Farmer Mac’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Farmer Mac uses core earnings, a non-GAAP financial measure, to measure corporate economic performance and develop financial plans because, in management's view, core earnings is a useful alternative measure in understanding Farmer Mac's economic performance, transaction economics, and business trends. Core earnings principally differs from net income attributable to common stockholders by excluding the effects of fair value accounting, which are not expected to have a cumulative net impact on financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is generally expected. Core earnings also differs from net income attributable to common stockholders by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. Although the interest expense, unrealized fair value changes, and tax benefits related to the cash management and liquidity initiative implemented in second quarter 2014 are not expected to significantly affect Farmer Mac's earnings beyond the end of 2014, these items are included as part of core earnings because they reflect Farmer Mac's economic financial performance and significantly contribute to cash profitability and retained earnings while the initiative is in effect. The inclusion of the effects of the cash management and liquidity initiative in core earnings is also consistent with the inclusion in core earnings of the investment portfolio losses recognized in 2008 and 2009 that generated the capital loss carryforwards related to the tax benefits recognized in second quarter 2014. In management's view, core earnings excluding items related to the cash management and liquidity initiative and the capital structure initiative is another useful alternative measure in understanding Farmer Mac's profitability because the measure excludes these shorter-term initiatives that are not expected to significantly affect Farmer Mac's financial performance beyond 2014. Farmer Mac believes that this alternative measure facilitates useful comparisons of financial performance between quarters within 2014 as the two initiatives were phased in and to prior years when these initiatives were not in effect and therefore had no effect on Farmer Mac's financial performance. Core earnings excluding the indicated items principally differs from net income attributable to common stockholders by excluding the items discussed above that are also excluded from core earnings (primarily the effects of fair value accounting guidance and specified transactions that may not reflect Farmer Mac's economic financial performance) and then also excluding the effects of the cash management and liquidity initiative and the capital structure initiative. Although the effects of these two initiatives reflect Farmer Mac's economic financial performance and profitability while the initiatives are in effect and are therefore included in core earnings, the two initiatives are not expected to significantly affect Farmer Mac's earnings beyond the end of 2014. Accordingly, management uses core earnings excluding the indicated items as another measure to understand Farmer Mac's business performance for the periods in which these initiatives are in effect, which can be used to compare to historical performance. These non-GAAP financial measures may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP measures is intended to be supplemental in nature, and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP.

Table of Contents

- Overview and Highlights..........................5
- Business and Products.............................12
- Portfolio and Lines of Business.................15
- Financial Performance..............................23
- Funding and Risk Management.................27
- Appendix..31

4

Overview and Highlights

6 Farmer Mac Overview • Created in the 1980s to help prevent future agricultural credit crises – Provide a secondary market for agricultural and rural utilities loans – Broaden access and drive more efficient loan pricing – Reduce agricultural credit market volatility • Provide diverse product suite to lenders – Loan purchases – Loan guarantees or purchase commitments (Standbys) – Loan financing products • Well-established and unique brand in agricultural and rural lending • 25-year track record – Low credit losses – Steady core earnings growth TIMELINE 1987 – Farmer Mac initially chartered by Congress as an instrumentality of the United States 1996 – First major charter revision and expansion of authority (e.g., direct loan purchases) 1999 – First listed on NYSE (AGM) 2008 – Second major charter revision and expansion of authority (Rural Utilities)

7 • Rigorous underwriting standards • Modest delinquencies • Low cumulative historical credit losses Quality Assets • Finance asset purchases through issuance of low-cost debt • Issue at narrow, GSE spreads to U.S. Treasuries Funding Advantage • Robust worldwide demand for agricultural products • Strong profitability within agricultural sector • Expected future increases in rural utilities capital investment Growth Prospects • Overhead / outstanding business volume ~ 24 bps • Outstanding business volume / total employees ~$200 million per employee Operational Efficiency • Steady core earnings growth • Core earnings return on equity ~ 15% to 25% Consistent Returns Investment Highlights

8 $9.1 $11.7 $11.3 $11.0 $10.0 $12.9 $16.5 $23.2 $11.2 $13.4 $11.8 $9.3 $12.6 $11.6 $15.3 $0 $10 $20 $30 $40 $50 $60 2011 2012 2013 2014 Mil lion s Q4 Q3 Q2 Q1 Key Company Metrics – Core Earnings $42.9 $49.6 $54.9 $43.5 Core earnings for 2014 include the effects of the cash management and liquidity initiative implemented in the second quarter 2014, and the capital structure initiative under which Farmer Mac issued $150 million of preferred stock in advance of the planned March 30, 2015 redemption of all outstanding Farm Asset Linked Capital Securities (“FALConS”). Excluding these short-term initiatives, core earnings for Q1 2014, Q2 2014, and Q3 2014 were $11.0 million, $13.4 million, and $12.5 million, respectively. (1) (1)

9 Key Company Metrics – Outstanding Volume $4.4 $4.8 $5.2 $5.0 $5.3 $5.1 $5.6 $6.0 $6.1 $6.0 $1.5 $1.6 $1.7 $1.7 $1.7 $0.9 $1.0 $1.1 $1.0 $1.0 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2011 2012 2013 Q3 2013 Q3 2014 B il li o n s Rural Utilities USDA Guarantees Institutional Credit Farm & Ranch $13.8 $14.0 Note: Includes on- and off-balance sheet outstanding business volume As of Year-end As of Quarter-end $11.9 $13.0 $14.0

10 Key Company Metrics – 90-Day Delinquencies $44.8 $40.8 $33.0 $24.7 1.02% 0.93% 0.66% 0.46% 0.38% 0.33% 0.24% 0.18% 0.00% 0.50% 1.00% 1.50% $0 $20 $40 $60 $80 Q3 2011 Q3 2012 Q3 2013 Q3 2014 M il li o n s 90-day Delinquencies (Left Axis) % of Farm & Ranch Only (Right Axis) % of Total Portfolio (Right Axis)

11 As of Quarter-end $475 $519 $591 $578 $761 $127 $145 $192 $189 $333 $0 $50 $100 $150 $200 $250 $300 $350 $400 $0 $200 $400 $600 $800 2011 2012 2013 Q3 2013 Q3 2014 M illio n s M il li o n s Core Capital (Left Axis) Excess Statutory Capital (Right Axis) Key Company Metrics – Capital Core capital defined as total equity less accumulated other comprehensive income Excess statutory capital defined as core capital less statutory minimum capital As of Year-end (1) (2) (1) (2)

Business and Products

13 Business Overview BORROWERS LOAN ORIGINATORS FARMER MAC Mortgage Lenders: • Community Banks • Farm Credit System • Mortgage Companies • Commercial Banks • Insurance Companies • Credit Unions Rural Utilities Cooperative Lenders: • National Rural Utilities CFC • CoBank Farmers & Ranchers Rural Utilities Cooperatives Farm & Ranch Segment: Loans $2.4B Standbys / AMBS(1) Guar. $2.9B Total $5.3B USDA Guarantees Segment: USDA-guaranteed portions $1.7B of loans Rural Utilities Segment: Loans $1.0B 38% of Total 7% of Total 13% of Total Institutional Credit Segment: AgVantage Securities $4.5B 32% of Total 10% of Total Institutional Credit Segment: AgVantage Securities $1.5B (1) Agricultural mortgage-backed securities (AMBS)

14 PRODUCT TYPE FEATURES LINES OF BUSINESS Loan Purchases • Originator bank sells loans that are not good fit with its funding sources • Originator maintains field servicing • Frees capital for originator F & R USDA RU IC Total $2.4B 17% $1.7B 13% $1.0B 7% -- $5.1B 37% Loan Financing: • AgVantage • AgVantage: Originator retains loans; issues AgVantage securities • Attractive funding rates • Reduce capital risk weightings • Originator maintains borrower relationships -- -- -- $6.0B 42% $6.0B 42% Loan Guarantees: • Standbys / AMBS Guarantees • Reduce capital risk weightings • Originator maintains borrower relationships $2.9B 21% -- -- -- $2.9B 21% Total $5.3B $1.7B $1.0B $6.0B $14.0B Products and Features

Portfolio and Lines of Business

16 $2.5 $3.0 $3.4 $5.5 $6.0 $6.0 $2.9 $3.1 $2.9 $1.6 $1.7 $1.7 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Q3 2012 Q3 2013 Q3 2014 B ill io n s Loans AgVantage Standbys / Guar. USDA Guarantees (1) (2) Outstanding Business Volume • $14.0 billion total business volume – Outstanding volume is up YTD by a net $55 million • Lines of business ($ and % annual growth) – Farm & Ranch – $5.3B; +6% – USDA – $1.7B; +5% – Rural Utilities – $1.0B; -4% – Institutional Credit – $6.0B; -2% • Product types – Loan purchases • USDA-Guaranteed portions of loans are a distinct line of business – Loan financing • AgVantage securities – Loan guarantees • Standbys • AMBS Guarantees Product Type (1) Includes loans underlying consolidated AMBS (2) Includes off-balance sheet Farmer Mac Guaranteed AMBS $12.5 $13.8 $14.0

17 $1.5 $2.0 $2.4 $2.9 $3.0 $2.9 $0 $1 $2 $3 $4 $5 Q3 2012 Q3 2013 Q3 2014 B ill io n s Loans Standbys / Guarantees (1) (2) $4.4 $5.0 $5.3 Line of Business Focus: Farm & Ranch • Purchase or guarantee first lien mortgages on agricultural real estate – Loans (spread) • Purchase and retain eligible whole loans • Higher spreads; underwriting standards mitigate direct credit risk – Standbys / Guarantees (fees) • Issue purchase commitments (Standbys) for eligible loans • Guarantee scheduled payments on off-balance sheet AMBS Farm & Ranch by Product Type (1) Includes loans underlying consolidated AMBS (2) Includes off-balance sheet Farmer Mac Guaranteed AMBS Direct Credit Risk Portfolio

18 Line of Business Focus: Farm & Ranch Crops 54% Permanen t Plantings 17% Livestock 24% Part-time Farm / Housing 3% AgStorag e/Process ing 2% Northwes t 10% Southwes t 32% Mid- North 35% Mid- South 12% Northeast 4% Southeast 7% September 30, 2014 Commodity Type Geography

Line of Business Focus: Rural Utilities

- Work with rural utilities cooperative lenders (two eligible)
- Rural utilities borrowers are local monopolies
  - Represent ~10% of U.S. electricity sales and retail customers
  - Have cost-plus pricing
  - Loans secured by a first lien on all assets, future revenues
- Product types similar to Farm & Ranch (no Standbys at this time)



Rural Utilities Loans (1)
Billions
$1
$0
$1.0
$1.0
$1.0
Q3 2012
Q3 2013
Q3 2014

(1) Includes loans underlying consolidated Rural Utilities Guaranteed Securities

19

20 Line of Business Focus: USDA Guarantees • U.S. Department of Agriculture guarantee on portions of private sector loans – Full faith and credit of U.S. government • Loan collateral – Farm real estate (FO) – Farm equipment (OL) – Rural business assets (BI) – Community facilities (CF) OL = operating line, FO = farm ownership, CF = community facility, BI = business & industry $0.2 $0.2 $0.2 $0.1 $0.1 $0.1 $1.2 $1.3 $1.3 $0.1 $0.1 $0.1 $0 $1 $2 Q3 2012 Q3 2013 Q3 2014 B ill io n s BI CF FO OL USDA Guarantees by Loan Type $1.6 $1.7 $1.7 Note:

21 Line of Business Focus: Institutional Credit • Finance lenders’ agricultural and rural utilities portfolios • Originator retains loans – AgVantage (spread and fees) • Buy general obligation securities issued by loan originators • Secured by pools of eligible loans $0 $2 $4 $6 $8 Q3 2012 Q3 2013 Q3 2014 B ill io n s AgVantage Securities $5.5 $6.0 $6.0

22 Historical Credit Losses • Rural Utilities has not had any delinquencies or credit losses • USDA Guarantees and Institutional Credit have not had any credit losses • Farm & Ranch has cumulative losses of 0.16%, or approximately 1bp/year – Cumulative losses of $31 million – On $19.6 billion of cumulative originations -$2 $0 $2 $4 $6 $8 $10 $12 Net Loss / (G a in ) $ i n M il li o n s Loan Origination Year Part-Time Farm / Rural Housing Permanent Plantings Livestock Crops Ag Storage & Processing

Financial Performance

24 Q3 2014 Performance • Net effective spread of 89 bps, an expansion of 5 basis points compared to the second quarter • Core earnings of $9.3 million ($0.82 per diluted common share) – Core earnings, excluding the effects of two short-term initiatives, of $12.5 million, or $1.10 per diluted share • Excludes the effects of the liquidity initiative implemented in the second quarter, and the capital structure initiative related to the redemption of all outstanding FALConS • Federal income tax benefit of $11.6 million recognized in the second quarter – Strong credit quality led to a $0.5 million release of loss allowances, a consecutive quarter release from allowance for loan losses • Total new business volume of $631 million – Purchased $296 million of AgVantage securities • Purchased an AgVantage bond from a new customer type, an agricultural real estate investment vehicle – Purchased $150 million of Farm & Ranch loans – Purchased $97 million of USDA securities – Total business volume decreased $68 million after repayments • Credit quality reflects the strength of the agricultural and rural utilities sectors – 90-day delinquencies of $24.7 million (0.46% of Farm & Ranch loans), down from $33.0 million (0.66% of Farm & Ranch loans) in year-ago quarter • Regulatory capital level exceeds statutory minimum capital levels by $333 million, or 78% (Issued $150 million additional preferred stock during 2014)

Farmer Mac's Core Earnings History

	Core Earnings by Quarter Ended								
	Sep-14	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12
	(in thousands)								
Revenues:									
Net effective spread	$ 27,238	$ 26,349	$ 23,702	$ 27,144	$ 25,781	$ 26,063	$ 26,263	$ 26,460	$ 27,256
Guarantee and commitment fees	6,680	6,916	7,049	7,130	7,047	6,954	6,792	6,764	6,591
Other	(2,001)	(520)	(410)	427	(466)	3,274	187	393	384
Total revenues	31,917	32,745	30,341	34,701	32,361	36,291	33,242	33,617	34,231
Credit related (income)/expense:									
(Release of)/provisions for losses	(804)	(2,557)	674	12	(36)	(704)	1,176	1,157	94
REO operating expenses	1	59	2	3	35	259	126	47	66
(Gains)/losses on sale of REO	-	(168)	3	(26)	(39)	(1,124)	(47)	(629)	13
Total credit related (income)/expense	(803)	(2,666)	679	(11)	(40)	(1,569)	1,255	575	173
Operating expenses:									
Compensation and employee benefits	4,693	4,889	4,456	4,025	4,523	4,571	4,698	5,752	4,375
General and administrative	3,123	3,288	2,794	3,104	2,827	2,715	2,917	2,913	2,788
Regulatory fees	593	594	594	594	593	594	594	594	562
Total operating expenses	8,409	8,771	7,844	7,723	7,943	7,880	8,209	9,259	7,725
Net earnings	24,311	26,640	21,818	26,989	24,458	29,980	23,777	23,783	26,333
Income tax expense/(benefit)	6,327	(4,734)	4,334	5,279	6,263	7,007	6,081	5,914	6,682
Non-controlling interest	5,412	5,819	5,547	5,546	5,547	5,547	5,547	5,546	5,547
Preferred stock dividends	3,283	2,308	952	882	881	881	851	720	719
Core earnings	$ 9,289	$ 23,247	$ 10,985	$ 15,282	$ 11,767	$ 16,545	$ 11,298	$ 11,603	$ 13,385
Less the after-tax effects of:									
Cash Management and Liquidity Initiative	(985)	11,596	-	-	-	-	-	-	-
Capital Structure Initiative	2,268	1,699	72	-	-	-	-	-	-
Core earnings excluding indicated items[(1)]	$ 12,542	$ 13,350	$ 11,057	$ 15,282	$ 11,767	$ 16,545	$ 11,298	$ 11,603	$ 13,385

[(1)] See Appendix for reconciliation of GAAP net income attributable to common stockholders to core earnings and core earnings excluding indicated items

25

26 Summary Balance Sheets September 30, 2014 December 31, 2013 December 31, 2012 December 31, 2011 December 31, 2010 (in millions) Cash and cash equivalents $ 627.7 $ 749.3 $ 785.6 $ 817.0 $ 729.9 Securities purchased under agreements to resell 1,630.4 -- -- -- -- Investment securities 1,985.8 2,484.1 2,499.6 2,184.5 1,763.3 Farmer Mac Guaranteed Securities 5,009.4 5,091.6 4,766.3 4,289.3 2,907.3 USDA Securities 1,730.8 1,612.0 1,590.8 1,491.9 1,317.4 Total loans 3,359.6 3,200.1 2,741.2 2,904.4 2,568.4 Allowance for loan losses (6.3) (6.9) (11.4) (10.2) (9.8) Total loans, net of allowance 3,353.3 3,193.2 2,729.8 2,894.2 2,558.6 Other assets 188.3 231.6 250.1 206.6 203.4 Total assets $ 14,525.7 $ 13,361.8 $ 12,622.2 $ 11,883.5 $ 9,479.9 Notes payable $ 11,519.3 $ 12,340.0 $ 11,602.1 $ 10,192.8 $ 7,940.1 Securities sold, not yet purchased 1,657.9 -- -- -- -- Reserve for losses 4.3 6.5 5.5 7.4 10.3 Other liabilities 561.8 440.8 421.6 1,128.8 1,050.6 Total liabilities 13,743.3 12,787.3 12,029.2 $11,329.0 9,001.0 Total stockholders’ equity 546.5 332.6 351.1 312.6 237.0 Non-controlling interest - preferred stock 235.9 241.9 241.9 241.9 241.9 Total equity 782.4 574.5 593.0 554.5 478.9 Total liabilities and equity $ 14,525.7 $ 13,361.8 $ 12,622.2 $ 11,883.5 $ 9,479.9

Funding and Risk Management

28 Funding • Finance asset purchases with proceeds of debt issuances – 20+ dealers – Match funding effectively locks in net spread • Debt securities trade at narrow spreads to comparable maturity Treasuries * As of November 1, 2014 • Farmer Mac’s debt securities carry privileges for certain holders – 20% capital risk weighting – Eligible collateral for Fed advances – Legal investments for federally supervised financial institutions Maturity (Years) 1 3 5 10 Spread to Treasury* 10 bps 18 bps 27 bps 60 bps

29 Interest Rate Risk • Match fund asset purchases with liabilities that have similar interest rate characteristics – Duration and convexity matching – Coupon type – Reset frequency • Manage prepayment risk on mortgages – Callable debt and bullet issuances across spectrum of maturities – Can adjust effective asset and debt coupon and duration characteristics through the use of interest rate swaps • Perform regular stress testing and disclose a variety of sensitivity measures – Duration Gap – Market Value of Equity (MVE) Sensitivity – Net Interest Income (NII) Sensitivity

30 Liquidity – Investment Portfolio • Farmer Mac maintains an investment portfolio to provide a back-up source of liquidity in excess of regulatory requirements – A minimum of 90 days of liquidity required by regulation (effective April 30, 2014) • $2.6 billion investment portfolio at quarter-end – Cash and highly-rated investment securities – Conservative portfolio goals • Minimize exposure to market volatility • Preservation of capital • Ready access to cash – Provided 160 days of liquidity at quarter-end • Farmer Mac also has a $1.5 billion line of credit with the U.S. Treasury – Supports Farmer Mac’s guarantee obligations – Farmer Mac has never used this line of credit Cash & Equiv. 24% Guar. by GSEs and other U.S. Gov't Agencies 70% Corporate Debt Securities 2% Asset- Backed Securities 4% Liquidity Portfolio

Appendix

32 Key Company Metrics Q3 YTD 2014 2013 2012 2011 (dollars in thousands, except per share amounts) Core Earnings $43,521 $54,892 $49,642 $42,907 Core Earnings per Diluted Share $3.83 $4.90 $4.51 $3.97 Net Effective Spread ($) $77,289 $105,251 $106,557 $89,419 Net Effective Spread (%) 0.83% 0.86% 0.95% 0.96% Guarantee & Commitment Fees $20,645 $27,922 $26,622 $28,090 Excess Regulatory Capital $332,900 $192,200 $145,000 $126,500 Common Stock Dividends per Share $0.42 $0.48 $0.40 $0.20 Outstanding Business Volume $14,004,822 $13,950,312 $13,015,188 $11,913,302 90-Day Delinquencies – Farm & Ranch 0.46% 0.55% 0.70% 0.93% Charge-Offs $86 $4,004 $2,501 $252 Book Value per Share $29.32 $26.68 $20.52 $17.19 Core Earnings Return on Equity 19% 22% 25% 25% Core earnings for 2014 include the effects of the cash management and liquidity initiative implemented in the second quarter 2014, and the capital structure initiative under which Farmer Mac issued $150 million of preferred stock in advance of the planned March 30, 2015 redemption of all outstanding FALConS. Excluding these short-term initiatives, core earnings for year-to-date Q3 2014 was $36.9 million, or $3.25 per diluted share. (1) (1)

33 Core Earnings & Core Earnings Excluding Indicated Items (Non-GAAP Measure) YTD Q3 2014 2013 2012 2011 Net effective spread: (in millions) Interest income $ 184.5 $ 255.8 $ 274.9 $ 281.4 Interest expense 107.2 150.5 168.3 192.0 Net effective spread 77.3 105.3 106.6 89.4 Non-interest income: Guarantee and commitment fees 20.6 27.9 26.6 28.1 Other (expense)/income (2.9) 3.4 1.4 1.2 Non-interest income 17.7 31.3 28.0 29.3 Non-interest expenses: (Release of)/provision for losses (2.7) (0.4) 1.9 (2.3) Compensation and employee benefits 14.0 17.8 19.2 17.9 General and administrative 9.2 11.6 11.1 9.7 Other non-interest expenses 1.8 2.4 2.4 3.9 Non-interest expense 22.2 31.4 34.6 29.2 Core earnings before income taxes 72.7 105.2 100.0 89.5 Income tax expense 5.9 24.6 25.3 21.5 Core earnings before preferred stock dividends 66.8 80.6 74.7 68.0 Preferred stock dividends (23.3) (25.7) (25.1) (25.1) Core earnings $ 43.5 $ 54.9 $ 49.6 $ 42.9 Less the after-tax effects of: Cash Management and Liquidity Initiative 10.6 -- -- -- Capital Structure Initiative (4.0) -- -- -- Core earnings excluding indicated items $ 36.9 $ 54.9 $ 49.6 $ 42.9

Reconciliation of Net Income to Core Earnings and Core Earnings Excluding Indicated Items

	Q3 YTD 2014	2013	2012	2011
		(in thousands)		
Net income attributable to common stockholders	$ 32,604	$ 71,833	$ 43,894	$ 13,784
Less the after-tax effects of:				
Unrealized (losses)/gains on financial derivatives and hedging activities	(2,763)	29,368	4,325	(30,930)
Unrealized gains/(losses) on trading assets	359	(533)	200	2,246
Amortization of premiums/discounts and deferred gains on assets consolidated at fair value	(8,646)	(12,467)	(7,266)	(3,692)
Net effects of settlements on agency forwards	133	573	856	(2,523)
Lower of cost or fair value adjustments on loans held for sale	-	-	(3,863)	5,776
Core earnings	$ 43,521	$ 54,892	$ 49,642	$ 42,907
Less the after-tax effects of:				
Cash Management and Liquidity Initiative:				
Unrealized gains on securities sold, not yet purchased	15,743	-	-	-
Interest expense related to securities purchased under agreements to resell and securities sold, not yet purchased	(16,732)	-	-	-
Tax benefits related to cash management and liquidity initiative	11,600	-	-	-
Sub-total	10,611	-	-	-
Capital Structure Initiative:				
Net increase in preferred dividends due to pre-funding of preferred issuances in advance of calling the FALConS [1]	4,039	-	-	-
Core earnings excluding indicated items	$ 36,949	$ 54,892	$ 49,642	$ 42,907

[1] Amounts for the nine months ended September 30, 2014 reflect the changes from the capital structure of the nine months ended September 30, 2013, which consisted of $60.0 million of Series A preferred stock and $250 million of FALConS, in addition to common stock, additional paid-in capital, accumulated other comprehensive income, and retained earnings. The capital structure effects of pre-funding include issuances of $75.0 million of Series B preferred stock on March 25, 2014 and $75.0 million of Series C preferred stock on June 20, 2014 and the purchase of $6.0 million of FALConS from certain holders on May 14, 2014.

34

Reconciliation of Net Income to Core Earnings and Core Earnings Excluding Indicated Items

	Core Earnings by Quarter Ended								
	Sep-14	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12
						(in thousands)			
Net income attributable to common stockholders	$ 11,586	$ 20,205	$ 813	$ 12,485	$ 15,413	$ 27,745	$ 16,190	$ 9,601	$ 16,381
Reconciling items (after-tax effects):									
Unrealized gains/(losses) on financial derivatives and hedging activities	2,685	(3,053)	(2,395)	8,003	4,632	11,021	5,712	4,719	3,456
Unrealized (losses)/gains on trading assets	(21)	(46)	426	(50)	(407)	(212)	136	1,778	(286)
Amortization of premiums/discounts and deferred gains on assets consolidated at fair value	(440)	(179)	(8,027)	(10,864)	(421)	(564)	(618)	(4,534)	(873)
Net effects of settlements on agency forwards	73	236	(176)	114	(158)	955	(338)	(102)	699
Lower of cost or fair value adjustments on loans held for sale	-	-	-	-	-	-	-	(3,863)	-
Core earnings	$ 9,289	$ 23,247	$ 10,985	$ 15,282	$ 11,767	$ 16,545	$ 11,298	$ 11,603	$ 13,385
Less the after-tax effects of:									
Cash Management and Liquidity Initiative:									
Unrealized gains on securities sold, not yet purchased	10,661	5,082	-	-	-	-	-	-	-
Interest expense related to securities purchased under agreements to resell and securities sold, not yet purchased	(11,646)	(5,086)	-	-	-	-	-	-	-
Tax benefits related to cash management and liquidity initiative	-	11,600	-	-	-	-	-	-	-
Sub-total	(985)	11,596	-	-	-	-	-	-	-
Capital Structure Initiative:									
Net increase in preferred dividends due to pre-funding of preferred issuances in advance of calling the FALConS[1]	2,268	1,699	72	-	-	-	-	-	-
Core earnings excluding indicated items	$ 12,542	$ 13,350	$ 11,057	$ 15,282	$ 11,767	$ 16,545	$ 11,298	$ 11,603	$ 13,385

[1] Amounts for the three months ended September 30, 2014, June 30, 2014, and March 31, 2014 reflect the changes from the capital structure of the three months ended September 30, 2013, which consisted of $60.0 million of Series A preferred stock and $250 million of FALConS, in addition to common stock, additional paid-in capital, accumulated other comprehensive income, and retained earnings. The capital structure effects of pre-funding include issuances of $75.0 million of Series B preferred stock on March 25, 2014 and $75.0 million of Series C preferred stock on June 20, 2014 and the purchase of $6.0 million of FALConS from certain holders on May 14, 2014.

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Farmer Mac's Net Effective Spread History

	Net Effective Spread by Business Segment											
	Farm & Ranch		USDA Guarantees		Rural Utilities		Institutional Credit		Corporate		Net Effective Spread	
	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield	Dollars	Yield
	(dollars in thousands)											
For the quarter ended:												
September 30, 2014	$ 8,207	1.68%	$ 5,073	1.18%	$ 2,890	1.16%	$ 7,295	0.58%	$ 3,773	0.59%	$27,238	0.89%
June 30, 2014	7,820	1.64%	4,159	0.99%	2,953	1.16%	7,257	0.57%	4,160	0.57%	26,349	0.84%
March 31, 2014 (1)	7,114	1.53%	3,784	0.91%	1,990	0.73%	6,672	0.53%	4,142	0.56%	23,702	0.75%
December 31,2013 (2)	10,113	2.20%	4,022	0.97%	2,379	0.89%	6,210	0.49%	4,420	0.58%	27,144	0.85%
September 30, 2013	7,980	1.86%	4,505	1.09%	2,974	1.12%	6,205	0.49%	4,117	0.57%	25,781	0.83%
June 30, 2013	8,228	2.08%	4,508	1.12%	3,056	1.14%	5,977	0.48%	4,294	0.63%	26,063	0.87%
March 31, 2013	8,083	2.20%	4,694	1.17%	3,183	1.20%	5,863	0.50%	4,440	0.61%	26,263	0.90%
December 31, 2012	7,936	2.24%	4,718	1.21%	3,154	1.22%	5,970	0.52%	4,682	0.61%	26,460	0.91%
September 30, 2012	8,317	2.49%	4,375	1.13%	3,260	1.29%	6,096	0.55%	5,208	0.66%	27,256	0.95%

(1) First quarter 2014 includes the impact of spread compression in Rural Utilities line of business from the early refinancing of loans (41 basis points).

(2) Fourth quarter 2013 includes the impact in net effective spread in the Farm & Ranch line of business of one-time adjustments for recovered buyout interest and yield maintenance (40 basis points in aggregate) and the impact of spread compression in the Rural Utilities line of business from the early refinancing of loans (26 basis points).

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37 Regulatory/Congressional Oversight • SEC regulation under federal securities laws since initial charter • Subject to NYSE rules and regulations since 1999 • Regulated by the Farm Credit Administration (FCA) through its Office of Secondary Market Oversight (see www.fca.gov for more information) • Congressional oversight through Congressional committees – Agriculture-related committees in House and Senate

38 Number of Shares Class A Voting Common Stock • NYSE-traded “AGM.A” • Ownership restricted to Financial Institutions 1.0 million Class B Voting Common Stock • Not publicly traded • Ownership restricted to Farm Credit System institutions 0.5 million Class C Non-Voting Common Stock • NYSE-traded “AGM” • No ownership restrictions 9.4 million Three Common Equity Share Classes

39 Source: http://usda.mannlib.cornell.edu/MannUsda/viewDocumentInfo.do?documentID=1446 Agricultural Land Values Agricultural Land Values 0 500 1000 1500 2000 2500 3000 3500 4000 4500 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 A v er a g e V a lu e P er A cr e Cropland Values All Farm Real Estate

40 5% 10% 15% 20% 25% 30 yr. average 2014 Forecast as of 2/20/14 Source: USDA Farm Sector & Household Income Real Net Farm Income Debt-to-Asset Ratio 0 20 40 60 80 100 120 140 $Bil lio n s 10 yr. average Agricultural Income and Leverage • Agricultural sector using favorable conditions to reduce leverage • Conditions have remained favorable due to high levels of net cash income over the past several years • Real 2014 net farm income is expected to be $88 billion